UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2021

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 374-8100

Registrant’s telephone number, including area code

NewHold Investment Corp.

12141 Wickchester Ln., Suite 325

Houston, Texas 77079

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	EVLVU	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Evolv” and the “Company” refer to Evolv Technologies Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “NHIC” refer to NewHold Investment Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement /Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 58 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2021 by NHIC, NHIC entered into an Agreement and Plan of Merger, dated March 5, 2021, with NHIC Sub Inc., a wholly-owned subsidiary of NHIC (“Merger Sub”), and Evolv Technologies, Inc. dba Evolv Technology, Inc. (“Legacy Evolv”), as amended by that certain First Amendment to Agreement and Plan of Merger dated June 5, 2021 by and among NHIC, Merger Sub and Legacy Evolv (the “Amendment” and as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Evolv, with Legacy Evolv surviving the merger as a wholly owned subsidiary of NHIC (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). The foregoing description of the Merger Agreement and the Amendment is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment, which are attached as Exhibits 2.1 and 2.2, respectively, to this Report.

On July 15, 2021, NHIC held a special meeting of stockholders (the “Special Meeting”), at which the NHIC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions and matters contemplated by the Merger Agreement and related agreements as described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on July 16, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on July 15, 2021, NHIC held the Special Meeting, at which the NHIC stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On July 16, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from NewHold Investment Corp. to Evolv Technologies Holdings, Inc.

Holders of 8,755,987 shares of NHIC’s Class A common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from NHIC’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.00 per share, or $87,564,196.77 in the aggregate.

As a result of the Business Combination, each share of Legacy Evolv preferred stock and common stock was converted into the right to receive approximately 0.378 shares of the Company’s Class A common stock.

Additionally, the 4,312,500 shares of NHIC Class B common stock held by NewHold Industrial Technology Holdings LLC (the “Sponsor”), automatically converted to 4,312,500 shares of the Company’s Class A common stock.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 30,000,000 newly-issued shares of Class A common stock at a purchase price of $10.00 per share for an aggregate purchase price of $300,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of public shares as described above, and the consummation of the PIPE Investment there are currently 142,260,102 shares of the Company’s Class A common stock issued and outstanding.

The Company’s Class A common stock and warrants commenced trading on the Nasdaq Stock Market (“Nasdaq”) under the symbols “EVLV” and “EVLVW,” respectively, on July 19, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $87,564,196.77 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $85,033,803.23 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

Form 10 Information

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as NHIC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company. Factors that may impact such forward-looking statements include:

•	expectations regarding Evolv’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Evolv’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that Evolv may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Evolv’s resources.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Evolv Technology” beginning on page 103 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 26 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 20 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Consolidated Financial and Operating Data of Evolv” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Evolv Technology” beginning on pages 23 and 122 thereof, respectively, and are incorporated herein by reference.

The financial information of NHIC is described in the Proxy Statement/Prospectus in the sections entitled “Selected Historical Financial Information of NHIC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of NHIC” beginning on pages 22 and 98 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and NHIC, and to Exhibit 99.2, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Evolv Technologies Holdings, Inc., 500 Totten Pond Road, 4th Floor, Waltham, MA 02451.

The beneficial ownership of our Class A common stock is based on 142,260,102 shares of Class A common stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
5% Stockholders:
Gates Frontier, LLC(2)	16,839,983	11.7%
Data Collective IV, L.P.(3)	11,871,242	8.3%
General Catalyst Group V, L.P.(4)	14,896,657	11.7%
Finback Evolv, LLC(5)	17,243,342	11.8%
Lux Ventures III, L.P.(6)	14,442,033	10.4%
SineWave Ventures, LLC(7)	7,419,132	5.8%
Directors and Executive Officers:
Peter George(8)	9,349,534	6.2%
Peter Faubert(9)	1,808,285	1.3%
Anil Chitkara(10)	5,661,317	3.9%
Michael Ellenbogen(11)	15,819,627	10.4%
Anthony DeRosa(12)	1,249,595	*
Alan Cohen(13)	1,173,687	*
Kevin Charlton	—	—
Neil Glat	—	—
David Orfao	—	—
Mahesh Saptharishi	—	—
Merline Saintil(14)	313,452	*
Kimberly Sheehy	—	—
Mark Sullivan(15)	357,646	*
Bilal Zuberi	—	—
Directors and executive officers as a group (14 individuals)(16)	33,297,615	19.8%

* Less than 1%.

(1)        Unless otherwise noted, the business address of each of the following entities or individuals is 500 Totten Pond Road, 4th Floor, Waltham, MA 02451.

(2)        Consists of (i) 15,050,161 shares of the Company’s Class A common stock and (ii) 1,789,822 earn-out shares pursuant to the Merger Agreement (the “Earn-Out Shares”) issuable within 60 days of Closing. All shares of the Company’s Class A common stock held by Gates Frontier, LLC may be deemed to be beneficially owned by William H. Gates III as the sole member of Gates Frontier, LLC. The address of Gates Frontier, LLC is 2365 Carillon Point, Kirkland, WA 98033.

(3)        Consists of (i) 10,601,281 shares of the Company’s Class A common stock and (ii) 1,269,961 Earn-Out Shares issuable within 60 days of Closing. The registered holder of the referenced shares is Data Collective IV, L.P. (“DCVC IV”). Data Collective IV GP, LLC (“DCVC IV GP”) is the general partner of DCVC IV. Zachary Bogue and Matthew Ocko are the managing members of DCVC IV GP and share voting and dispositive power over the shares held by DCVC IV. Zachary Bogue and Matthew Ocko disclaim beneficial ownership of the shares held by DCVC IV, except to the extent of their indirect pecuniary interest therein, if any. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(4)        Consists of (i) 13,296,147 shares of the Company’s Class A common stock and (ii) 1,600,510 Earn-Out Shares issuable within 60 days of Closing. Represents shares of the Company’s Class A common stock owned by General Catalyst Group V, L.P. (“GCG V”). General Catalyst GP V, LLC (“GCGP V”) is the general partner of General Catalyst Partners V, L.P. Lawrence Bohn, Joel Cutler, and David Fialkow are managing directors of GCGP V, and, as a result, may be deemed to have voting and dispositive power over the shares held by GCG V. The address for General Catalyst is 20 University Road, Suite 450, Cambridge, MA 02138.

(5)        Consists of (i) 15,431,758 shares of the Company’s Class A common stock, (ii) 1,811,584 Earn-Out Shares issuable within 60 days of Closing and (iii) 2,421,199 warrants to purchase shares of the Company’s Class A common stock within 60 days of Closing. The registered holders of the referenced shares will be funds and accounts under management by Finback Investment Partners, LLC and related parties. The applicable portfolio managers, as managing directors of such entity, will have voting and investment power over the shares held by the funds and accounts, which will be the registered holders of the referenced shares. Such portfolio managers expressly disclaim beneficial ownership of all shares to be held by such funds and accounts. The address of such funds and accounts and such portfolio managers is 1200 Anastasia Avenue, Suite 500, Coral Gables, FL 33134.

(6)        Consists of shares of the Company’s Class A common stock held by Lux Ventures III, L.P. Lux Venture Partners III, LLC is the general partner of Lux Ventures III L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures III, L.P. Peter Hebert, and Josh Wolfe are the individual managing members of Lux Venture Partners III, LLC. The individual managers, as the sole managers of Lux Venture Partners III, LLC, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures III, L.P. Each of Lux Venture Partners III, LLC, and the individual managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(7)        Consists of (i) 7,419,132 shares of the Company’s Class A common stock and (ii) 889,791 Earn-Out Shares issuable within 60 days of Closing. The registered holders of referenced shares are funds and accounts under the management of SineWave Ventures, LLC. The address of SineWave Ventures, LLC is: 1390 Chain Bridge Road, #A177, McLean, VA 22101.

(8)        Consists of (i) 633,427 shares of the Company’s Class A common stock, (ii) 8,062,260 shares of the Company’s Class A common stock subject to options held by Mr. George that are exercisable within 60 days of Closing and (iii) 653,847 Earn-Out Shares issuable within 60 days of Closing.

(9)        Consists of (i) 1,663,974 shares of the Company’s Class A common stock subject to options held by Mr. Faubert that are exercisable within 60 days of Closing and (ii) 144,311 Earn-Out Shares issuable within 60 days of Closing.

(10)      Consists of (i) 1,096,068 shares of the Company’s Class A common stock, (ii) 4,211,718 shares of the Company’s Class A common stock subject to options held by Mr. Chitkara that are exercisable within 60 days of Closing and (iii) 353,513 Earn-Out Shares issuable within 60 days of Closing.

(11)      Consists of (i) 5,268,110 shares of the Company’s Class A common stock, (ii) 9,646,703 shares of the Company’s Class A common stock subject to options held by Mr. Ellenbogen and his affiliates that are exercisable within 60 days of Closing and (iii) 904,814 Earn-Out Shares issuable to Mr. Ellenbogen and his affiliates within 60 days of Closing.

(12)      Consists of (i) 1,119,895 shares of the Company’s Class A common stock subject to options held by Mr. DeRosa that are exercisable within 60 days of Closing and (iii) 129,700 Earn-Out Shares issuable within 60 days of Closing.

(13)      Consists of (i) 593,908 shares of the Company’s Class A common stock, (ii) 579,779 shares of the Company’s Class A common stock subject to options held by affiliates of Mr. Cohen that are exercisable within 60 days of Closing and (iii) 138,972 Earn-Out Shares issuable to affiliates of Mr. Cohen within 60 days of Closing.

(14)      Consists of (i) 280,918 shares of the Company’s Class A common stock subject to options held by Ms. Saintil that are exercisable within 60 days of Closing and (ii) 32,534 Earn-Out Shares issuable within 60 days of Closing.

(15)      Consists of (i) 320,832 shares of the Company’s Class A common stock subject to options held by Mr. Sullivan that are exercisable within 60 days of Closing and (ii) 36,814 Earn-Out Shares issuable within 60 days of Closing.

(16)      Consists of (i) 6,997,623 shares of the Company’s Class A common stock held by all directors and executive officers of the Company as a group, (ii) 23,905,487 shares of the Company’s common stock subject to options held by all directors and executive officers of the Company as a group and that are exercisable within 60 days of Closing and (iii) 2,394,505 Earn-Out Shares issuable within 60 days of Closing.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section entitled “Directors and Officers of the Combined Company After the Business Combination” beginning on page 171 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of NHIC stockholders from the Special Meeting, the following persons will constitute the Company’s Board effective upon the Closing: Peter George, Michael Ellenbogen, Alan Cohen, Kevin Charlton, Neil Glat, David Orfao, Merline Saintil, Mahesh Saptharishi, Kimberly Sheehy, Mark Sullivan and Bilal Zuberi. Kevin Charlton, David Orfao and Bilal Zuberi were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Neil Glat, Mark Sullivan, Alan Cohen and Merline Saintil were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Peter George, Michael Ellenbogen, Mahesh Saptharishi and Kimberly Sheehy were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 171, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and a technology sub-committee (the “Technology Sub-Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Mr. Glat and Mmes. Saintil and Sheehy to serve on the Audit Committee, with Ms. Sheehy as chair. The Board appointed Messrs. Charlton, Orfao and Sullivan to serve on the Compensation Committee, with Mr. Charlton as chair. The Board appointed Mr. Cohen and Ms. Saintil to serve on the Nominating and Corporate Governance Committee, with Ms. Saintil as chair. The Board appointed Messrs. Cohen, Glat, Saptharishi and Zuberi to serve on the Technology Sub-Committee, with Mr. Saptharishi as chair.

Executive Officers

Effective as of the Closing, each of Messrs. Charlton, Sullivan, Goldman, Baynes-Reid and Deutsch resigned as the Chief Executive Officer, Chairman of the Board of Directors, Vice Chairman of the Board of Directors, Chief Operating Officer and Chief Financial Officer, respectively. Effective as of the Closing, the Board appointed Peter George to serve as Chief Executive Officer, Peter Faubert to serve as Chief Financial Officer, Anthony John DeRosa to serve as Chief Revenue Officer, Anil Chitkara to serve as Head of Corporate Development and Michael Ellenbogen to serve as Head of Advanced Technology.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy/Prospectus in the section entitled “Directors and Executive Officers of the Combined Company After the Business Combination—Officer and Director Compensation Following the Merger” beginning on page 176 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

Certain relationships and related transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Transactions” beginning on page 193 thereof and are incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Alan Cohen, Kevin Charlton, Neil Glat, David Orfao, Merline Saintil, Kimberly Sheehy, Mark Sullivan, Bilal Zuberi and Mahesh Saptharishi are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Committees of the Board of Directors

The committees of our Board are described in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers of the Combined Company After the Business Combination—Board of Directors—Committees of the Board of Directors” beginning on page 175 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Evolv Technology—Legal Proceedings” beginning on page 121, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

Shares of Evolv’s common stock, Evolv’s warrants and Evolv’s units began trading on the Nasdaq under the symbols “EVLV,” “EVLVW” and “EVLVU” respectively, on July 19, 2021, in lieu of the shares of common stock, warrants and units of NHIC. Evolv has not paid any cash dividends on its shares of common stock to date. It is the present intention of Evolv’s board of directors to retain all earnings, if any, for use in Evolv’s business operations and, accordingly, Evolv’s Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Evolv’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of Evolv’s Board. Further, the ability of Evolv to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting NHIC’s common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Trading Market and Dividends” on page 25 and such information is incorporated herein by reference.

The Company’s Class A common stock, warrants and units commenced trading on Nasdaq under the symbols “EVLV,” “EVLVW” and “EVLVU” respectively, on July 19, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A common stock, warrants and units of NHIC. NHIC’s units ceased trading separately on Nasdaq on July 19, 2021.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment, the Company had 142,260,102 shares of Class A common stock outstanding held of record by 88 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 3—The Stock Plan Proposal” and “Proposal No. 4—The ESPP Proposal” beginning on pages 82 and 86 thereof, respectively, which are incorporated herein by reference. As described below, the Evolv Technologies Holdings, Inc. 2021 Incentive Award Plan and the Evolv Technologies Holdings, Inc. 2021 Employee Stock Purchase Plan and the material terms thereunder, including the authorization of the initial share reserves thereunder, were approved by NHIC’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the Company’s Class A common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s common stock is described in the Proxy Statement/Prospectus in the section entitled “Comparison of Stockholders’ Rights” beginning on page 180 thereof and that information is incorporated herein by reference. The Company’s warrants and units are described in NHIC’s registration statement on Form S-1 (File No. 333-239822) initially filed with the SEC on July 10, 2021, as amended, in the section titled “Description of Securities” beginning on page 116 thereof. As described below, the Company’s A&R Charter (as defined below) was approved by NHIC’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

Evolv has entered into indemnification agreements with each of its directors and executive officers. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and executive officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request in an official capacity for another entity. Evolv must indemnify its directors and executive officers against all direct and indirect costs, fees and expenses of any type or nature whatsoever, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be witness in, settlement or appeal of, or otherwise participating in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require Evolv to advance, to the extent not prohibited by law, all direct and indirect costs, fees and expenses that such director or executive officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by Evolv. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Further information about the indemnification of Evolv’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Comparison of Stockholders’ Rights—Indemnification of Directors, Officers, Employees and Agents” beginning on page 189 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this report relating to the financial information of the Company, and to Exhibit 99.2, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this report relating to the change in NHIC’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. Additionally, the 4,312,500 shares of NHIC’s Class B common stock held by the Sponsor automatically converted to shares of Class A common stock as of the Closing. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

In addition, at the Closing, each issued and outstanding convertible promissory note of Evolv (collectively, the “2021 Evolv Convertible Notes”) automatically converted into shares of Legacy Evolv common stock and, in connection therewith, holders of the 2021 Evolv Convertible Notes received an aggregate of 1,000,000 additional shares of NHIC Class A common stock as further consideration for the conversion of the 2021 Evolv Convertible Notes consistent with the terms thereof.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 16, 2021, WithumSmith+Brown PC (“Withum”), NHIC’s independent registered public accounting firm prior to the Business Combination, was dismissed as NHIC’s independent registered public accounting firm, which dismissal will become effective following the completion of NHIC’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, NHIC.

Withum’s report on NHIC’s financial statements as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from January 24, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 24, 2020 (inception) through December 31, 2020 and the subsequent period through July 16, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than as described immediately below.

On April 12, 2021, the SEC issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPAC’s”), the “Statement.” In the Statement, the SEC indicates its view that certain terms of the warrants issued in connection with a SPAC Initial Public Offering (“Public Warrants”) and private placement warrants typically issued by a SPAC (“Private Warrants”) call for such warrants to be accounted for as liabilities and not as equity. The Company has recorded such warrants as equity. This determination (liability vs. equity) has caused the Company to restate previously issued financial statements that showed the warrants as equity. Therefore, management concluded that the Company did not maintain effective internal control over financial reporting as of March 31, 2021, December 31, 2020 and September 30, 2020, due to a material weakness in the Company’s internal control over financial reporting related to a lack of an effectively designed control over the evaluation of settlement features used to determine the classification of warrant instruments. The need to restate financial statements in this instance constitutes a material weakness in internal control.

In light of this material weakness at March 31, 2021, December 31, 2020 and September 30, 2020, the Company modified its procedures to include employing consultants on valuation and specialized knowledge on warrant accounting and the Company performed additional analysis as deemed necessary to ensure that its financial statements at March 31, 2021 were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 presents fairly in all material respects the Company’s financial position, results of operations and cash flows for the period presented.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2021, in connection with the consummation of the Transactions, the Company amended and restated its bylaws (as amended, the “A&R Bylaws”) prior to the closing and amended and restated its certificate of incorporation effective as of the Closing (as amended, the “A&R Charter”).

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2—The Charter Approval Proposal” and “Comparison of Stockholders’ Rights” beginning on pages 79 and 180 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 58 thereof, which is incorporated herein by reference.

Item 8.01.	Other Events.

On July 19, 2021, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Evolv for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on page F-40 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Evolv for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1*	Agreement and Plan of Merger, dated as of March 5, 2021, by and among the NHIC, Merger Sub and Legacy Evolv.	8-K	2.1	3/8/21
2.2	First Amendment to Agreement and Plan of Merger dated June 5, 2021, by and among the Company, Merger Sub and Legacy Evolv.
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-Laws.
4.1	Specimen Class A Common Stock Certificate.	S-4/A	4.4	6/9/21
4.2	Specimen Warrant Certificate.	S-1/A	4.3	7/27/20

4.3	Warrant Agreement, dated July 30, 2020, by and between NHIC and Continental Stock Transfer & Trust Company, as warrant agent.	S-1/A	4.4	7/27/20
10.1	Letter Agreement, dated July 30, 2020, by and among NHIC, its officers, its directors and NewHold Industrial Technology Holdings LLC.	S-1/A	10.1	7/27/20
10.2	Investment Management Trust Agreement, dated July 30, 2020, by and between Continental Stock Transfer & Trust Company and NewHold.	S-1/A	10.3	7/27/20
10.3	Registration Rights Agreement, dated July 30, 2020, by and among NHIC and certain stockholders.	S-1/A	10.4	7/27/20
10.4	Promissory Note, dated July 30, 2020, issued to NewHold Industrial Technology Holdings LLC.	S-1/A	10.2	7/27/20
10.5	Administrative Support Agreement, dated July 30, 2020, by and between the Registrant and NewHold Enterprises LLC.	S-1/A	10.8	7/27/20
10.6	Subscription Agreement, dated July 30, 2020, by and among the Registrant, NewHold Industrial Technology Holdings LLC and each of the Anchor Investors.	S-1/A	10.8	7/27/20
10.7	Form of Indemnity Agreement of NHIC.	S-1/A	10.7	7/27/20
10.8	Sponsor Support Agreement, dated March 5, 2021, by and among NHIC and the Sponsor.	8-K	10.1	3/8/21
10.9	Letter Agreement, dated March 5, 2021, by and among NewHold Industrial Technology Holdings LLC, Legacy Evolv, NHIC and certain other parties thereto.	8-K	10.2	3/8/21
10.10	Form of Indemnification Agreement.	S-4/A	10.10	6/9/21
10.11	Amended and Restated Executive Employment Agreement between Legacy Evolv and Peter George.	S-4/A	10.11	6/9/21
10.12	Executive Employment Agreement between Legacy Evolv and Anil R. Chitkara.	S-4/A	10.12	6/9/21
10.13	Executive Employment Agreement between Legacy Evolv and Peter Faubert.	S-4/A	10.13	6/9/21
10.14	Form of 2021 Evolv Technologies Holdings, Inc. Incentive Award Plan.	S-4/A	10.14	6/9/21
10.15	Form of 2021 Evolv Technologies Holdings, Inc. Employee Stock Purchase Plan.	S-4/A	10.15	6/9/21
10.16	Form of Amended and Restated Registration Rights Agreement by and among NHIC, Evolv and certain stockholders.
16.1	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated July 21, 2021.
21.1	Subsidiaries of the Company.
99.1	Press release dated July 19, 2021.
99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date:	July 22, 2021	By:	/s/ Peter George
		Name:	Peter George
		Title:	Chief Executive Officer